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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of S3 Incorporated on Form S-8 of our report dated January 23, 1998, appearing in the Annual Report on Form 10-K of S3 Incorporated for the year ended December 31, 1997.


/s/ DELOITTE & TOUCHE LLP

San Jose, California
February 4, 1999


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